                                                                 EXHIBIT 10(P)

                          CONSTRUCTION LOAN AGREEMENT
                          ---------------------------


     THIS CONSTRUCTION LOAN AGREEMENT (herein called "Agreement") made and entered into as of the 11th day of January, 1999 by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (herein called "Lender"), whose address is c/o Real Estate Group, 2020 K Street, N.W., Suite 420, Washington, D.C. 20006, and SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (herein called "Holdings"), and SAUL CENTERS, INC., a Maryland corporation (herein called "SCI") (SCI and Holdings are hereinafter collectively referred to as "Borrower"), whose address is 8401 Connecticut Avenue, Chevy Chase, Maryland 20815.

                             W I T N E S S E T H:
                             - - - - - - - - - -

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the meanings indicated:

          (a) Adjusted Asset Value: Adjusted Asset Value consists of the most
              --------------------
recent quarter's annualized "EBITDA" (as defined below) (adjusted for property acquisitions and dispositions) divided by ten percent (10%).

          (b) Adjusted EBITDA: Adjusted EBITDA means EBITDA less a capital
              ---------------
expenditure reserve equal to three percent (3%) of base rents from all property owned (beneficially or legally) by Holdings, SCI or any Subsidiary.

          (c) Affiliate: Any Person ten percent (10%) or more (but less than
              ---------
fifty percent (50%)) of the capital stock of any class of which or other equity interest therein or the economic equivalent thereof, directly or indirectly (e.g. through any one or more Subsidiaries), is owned separately or in the aggregate by SCI or Holdings.

          (d)  Architect:  Shalom Baranes Associates.
               ---------

          (e) Base Building. The Improvements other than tenant finishing work
              -------------
for space which is intended to be occupied by tenants, such as demising walls, interior partitions, heating, ventilating and air conditioning laterals, vents and returns, electrical lines and outlets, lighting fixtures, ceilings, door and trim work, carpet, paint and wall coverings, all of which is the subject of disbursement pursuant to this Agreement only under paragraph C.2.(b) of the Disbursement Schedule attached hereto as Exhibit B.
                                         ---------

          (f) B.F. Saul Entities: The current limited partners of Holdings and
              ------------------
those Persons controlling, controlled by or under common control with such current limited partners.

          (g) Commitment: An agreement, if any, between Borrower and a financial
              ----------
institution or investor acceptable to Lender providing for the purchase or long-term financing of the Trust Property upon terms and conditions reasonably acceptable to Lender. If there is no Commitment currently in effect, then the provisions of this Agreement pertaining thereto shall become effective at such time as there is an effective Commitment.

          (h) Completion Date: The date Substantial Completion of the Base
              ---------------
Building occurs, but in no event later than October 31, 2000, which date is subject to extension due to Force Majeure (as defined herein).

          (i) Completion Deposit: An amount (if any) calculated by Lender to
              ------------------
equal the difference between (i) the amount which Lender from time to time determines to be necessary: to pay all costs to be incurred in connection with the completion of the development of the Trust Property and the construction, marketing, ownership, management, maintenance, operation and sale or leasing of the Improvements in accordance with this Agreement; to pay all sums which may accrue under the Loan Documents prior to Completion of the Improvements, including, without limiting the generality of the foregoing, interest on the Indebtedness to the date of Completion; and to enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents and
(ii) the funds then unadvanced by Lender to Borrower on the Note.

          (j) Construction Contracts: Any and all contracts and agreements, if
              ----------------------
any, written or oral, between Borrower (or any of them) and the General Contractor and any other original contractor (all such contracts being fixed price or guaranteed maximum and subject to prior approval of Lender after review of, among other things, the financial statements of each such contractor) relating in any way to the construction of the Improvements, including the performing of labor or the furnishing of standard or specially fabricated materials in connection therewith. Notwithstanding the foregoing, in the case of tenant improvements, Lender's approval rights only apply to those contractors and Construction Contracts for space in excess of 20,000 rentable square feet. Lender agrees that such consent shall not be unreasonably withheld, conditioned or delayed and be deemed given if not expressly withheld by Lender in writing within five (5) business days after request for such consent and submission of the Construction Contract and financial statements and other requested materials relating to such contract and Construction Contractor.

          (k) Construction Start Date: The date construction of the Improvements
              -----------------------
begins, which shall be the date the excavation for the Improvements commences, but in no event later than June 1, 1999, which date is subject to extension due to Force Majeure (as defined herein) but in no event to extend beyond three months from the applicable date set forth above in this paragraph.

          (l) Deed of Trust: The Deed of Trust, Security Agreement and
              -------------
Assignment of Leases and Rents of even date herewith executed by Borrower conveying the Trust Property to Thomas G. McGarry and Joseph B. Whitebread, Jr., as Trustees, for the benefit of Lender, as Beneficiary, to secure the repayment of the Indebtedness and performance of the Obligations, and all amendments thereto.

          (m) EBITDA: EBITDA is the sum of the net income for the period
              ------
analyzed, calculated in accordance with GAAP before deduction or addition of any extraordinary gains or losses, plus (i) interest expense paid or accrued for the period, (ii) income taxes paid or accrued for the period, and (iii) depreciation and amortization expense incurred during the period and (iv) the minority interests deduction related to operating partnership unit holders. EBITDA shall include Borrower's pro rata share of EBITDA (as calculated in the foregoing manner) of Unconsolidated Affiliates.

          (n) Event of Default: Any happening or occurrence described in Article
              ----------------
7 hereof.

          (o) Fixed Charges: Fixed Charges shall mean Interest Expense plus
              -------------
scheduled principal amortization (excluding balloon payments on loans).

          (p) Force Majeure: Any matter beyond the reasonable control of
              -------------
Borrower which causes a delay in the performance by Borrower of any of the terms, covenants, and conditions of this Agreement, which matters shall include, but not be limited to, labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services and acts of God.

          (q) Funds From Operations ("FFO"): FFO shall mean net income, computed
              -----------------------------
in accordance with GAAP, before deducting minority interests, gains, or losses from debt restructurings and sales of properties (inclusive of non-recurring items such as asset sales or property valuation adjustments), plus real estate depreciation and amortization expense, and after adjustments for Unconsolidated Affiliates. Adjustments for Unconsolidated Affiliates will be calculated to reflect Funds From Operations on the same basis.

          (r) General Contractor: The general contractor engaged by Borrower (or
              ------------------
any of them) and approved by Lender to construct the Improvements or any part thereof upon in any event review of financial and other information of and concerning such general contractor to be supplied by Borrower.

          (s) Governmental Authority: Any and all courts, boards, agencies,
              ----------------------
commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          (t) Gross Asset Value: Gross Asset Value consists of Adjusted Asset
              -----------------
Value plus (i) construction in progress as shown on Borrower's balance sheet, and (ii) cash and equivalents (excluding tenant deposits and other restricted cash).

          (u) Improvements: The improvements described in the Plans, being
              ------------
generally described as two (2) five (5) story office/retail buildings totaling approximately 225,000 rentable square feet with approximately 660 parking spaces and with related facilities and amenities and tenant improvements required under Leases.

          (v) Indebtedness: The principal of, interest on and all other amounts,
              ------------
payments and premiums due under, or secured by the Note, the Deed of Trust, and any and all other documents now or hereafter executed by Borrower or any other person or party in connection with the Loan evidenced by the Note.

          (w) Independent Inspecting Architect: The architect, engineer, agent,
              --------------------------------
consultant or other inspector selected and retained by Lender, at Borrower's expense, to inspect the construction of the Improvements on behalf of Lender.

          (x) Interest Expense: Interest Expense shall mean all paid, accrued or
              ----------------
capitalized interest for the period, (excluding capitalized interest costs associated with new construction provided such costs are covered by a construction loan interest reserve), plus one hundred percent (100%) of any paid, accrued or capitalized interest incurred, but not previously included for purposes hereof, on any obligation for which Borrower is wholly or partially liable under any repayment, interest carry or performance guaranty, plus a pro rata share of Interest Expense from Unconsolidated Affiliates.

          (y) Land: The real estate or interest therein described in Exhibit A
              ----                                                   ---------
attached hereto and incorporated herein by this reference, all fixtures or other improvements situated thereon and all rights, titles and interests appurtenant thereto.

          (z) Leases: Any and all leases, subleases, licenses, concessions or
              ------
other agreements (written or oral, whether now or hereafter in effect) which grant a possessory interest in and to, or the right to use or enjoy all or any part of the Trust Property, together with all security and other deposits made in connection therewith.

          (aa) Legal Requirements: (i) Any and all present and future judicial
               ------------------
decisions, statutes, rulings, rules, regulations, permits, proffers, certificates or ordinances of any Governmental Authority in any way applicable to Borrower or the Trust Property, including, without limiting the generality of the foregoing, the ownership, use, construction, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof; (ii) any and all covenants, conditions or restrictions contained in any deed or other form of conveyance or in any other instrument of any nature that relate in any way or are applicable to the Trust

Property, or the ownership, use or occupancy thereof; (iii) Borrower's presently or subsequently effective by-laws and articles of incorporation or partnership, limited partnership, joint venture, trust or other form of business association agreement; (iv) any and all Leases; and (v) any and all leases and other contracts (written or oral) of any nature that relate, in any way, to the Trust Property and to which Borrower may be bound, including, without limiting the generality of the foregoing, any lease or other contract pursuant to which Borrower is granted a possessory interest in the Land.

          (bb) Loan Documents: This Agreement, the Note, the Deed of Trust, and
               --------------
any and all other documents now or hereafter executed by Borrower (or any of them) or any other person or party to evidence or secure the payment of the Indebtedness or the performance and discharge of the Obligations and all amendments thereto.

          (cc) Note: The Promissory Note of even date herewith, executed by
               ----
Borrower, payable to the order of Lender, in the amount of Thirty-Eight Million and No/100 Dollars ($38,000,000.00), and any and all renewals, amendments, reinstatements, rearrangements, enlargements, modifications or extensions thereof or of any promissory note or notes given in substitution therefor.

          (dd) Obligations: Any and all of the covenants, warranties,
               -----------
representations and other obligations (other than to pay or repay the Indebtedness) made or undertaken by Borrower (or any of them) to Lender or others as set forth in the Loan Documents, Leases, Other Agreements or any deed, conveyance, condition, lease, sublease or other agreement pursuant to which Borrower is granted a possessory interest in the Land.

          (ee) Other Agreements. All agreements, such as architects' contracts,
               ----------------
engineers' contracts, utility contracts, maintenance agreements and service contracts, entered into by Borrower which in any way relate to the use, operation, maintenance, enjoyment or ownership of the Trust Property or which in any way relate to any Lease, not including Construction Contracts, Leases and the Loan Documents.

          (ff) Permits: Any and all governmental permits, approvals,
               -------
inspections, orders, certificates and the like issued to or for the benefit of Borrower in connection with the development, construction, use and/or occupancy of the Trust Property, specifically including, but not limited to, all building, excavation, sheeting, shoring, foundation, grading, and occupancy permits.

          (gg) Permitted Change: Any individual change to the Plans which (A)
               ----------------
involves a cost less than $250,000.00 whether such change increases or decreases the total approved costs of the Improvements, and (B) does not delay the Completion Date; provided, however, that when the aggregate value of all such changes exceeds $750,000.00 then each subsequent change shall not be considered a Permitted Change;

          (hh) Person: A natural person, corporation, partnership, limited
               ------
liability company, trust or any other form of business organization.

          (ii) Plans: Any and all contracts and agreements, written or oral,
               -----
between Architect and Borrower, together with the plans and specifications, for the construction of the Improvements, prepared by the Architect, and all amendments and modifications thereof, and in all events including tenant improvements (as and when prepared and included or incorporated into the Plans and the specifications submitted to Lender) irrespective of whether the tenant plans are prepared by the owner's architect, the tenant's architect, or otherwise, a true and correct original counterpart of all of which relating to the Base Building and for tenant improvements for tenant spaces of 20,000 or more rentable square feet shall be delivered to Lender. Upon request of Lender, Plans for tenant improvements for tenant spaces of less than 20,000 square feet shall be delivered to Lender.

          (jj) Subsidiary or Subsidiaries: Any Person fifty percent (50%) or
               --------------------------
more of the capital stock of any class or other equity interest therein or the economic equivalent thereof, directly or indirectly (e.g. through any entity owned wholly or in part by SCI or Holdings), is owned separately or in the aggregate by SCI or Holdings or any Subsidiary of either SCI or Holdings, and whose financial statements are consolidated with those of SCI or Holdings.

          (kk) Substantial Completion of the Base Building: When all of the
               -------------------------------------------
following have been delivered to Lender: (i) Certificate of Occupancy (or its equivalent) from the appropriate Governmental Authority having jurisdiction over the Trust Property for the Base Building, if the same is issuable by such authority; (ii) Certificate of Substantial Completion from the Architect relating to the Base Building; (iii) endorsement from the Title Company deleting any exception in the Title Insurance relating to completion of the Base Building and other exceptions specified by Lender which may be deleted pursuant to applicable regulations; (iv) an Affidavit and full release of liens in recordable form from the General Contractor and, upon request of Lender, any such other contractor or subcontractor who has performed work on, or materials furnished for, the Base Building whose contract therefor has a stated value in excess of $1,000,000.00; (v) any and all "punch list" items or other items which remain to be completed and having a cost in the aggregate in excess of $250,000.00 have been fully and finally completed.

          (ll) Title Company:  The issuer of the Title Insurance.
               -------------

          (mm) Title Insurance: A mortgagee's policy of title insurance, all in
               ---------------
form and substance satisfactory to Lender and containing no exceptions (printed or otherwise) which are unacceptable to Lender, issued by a title company (or, if Lender so requires, by several title companies on a re-insured or co-insured basis, at Lender's option) acceptable to Lender, in the face amount of the Note and insuring that Lender has a first and prior lien on the Trust Property, and containing such endorsements (including, without limitation, usury, mechanics' lien, contiguity, access and zoning endorsements) as Lender may request subject only to the Permitted Encumbrances described in the Deed of Trust.

          (nn) Total Indebtedness: Includes recourse and non-recourse mortgage
               ------------------
debt, unsecured debt, forward equity sales, letters of credit, forward purchase obligations, capitalized lease obligations, guarantees of indebtedness, subordinated debt and defined obligations of Borrower including, without limitation, (i) one hundred percent (100%) of the recourse liability of Borrower under (x) guarantees of indebtedness or (y) loans where Borrower is liable for debt as a general partner, and (ii) Borrower's pro rata share of non-recourse debt in unconsolidated affiliates.

          (oo) Trust Property: The Land, Improvements, Leases and Other
               --------------
Agreements, all other property (real, personal or mixed) which is conveyed by the Deed of Trust or any other Loan Document in which a mortgage, lien or security interest is therein created and all other property (real, personal or mixed) assigned or on which a lien or security interest is placed or granted to secure the repayment of the Indebtedness or the performance and discharge of the Obligations.

          (pp) Unconsolidated Affiliate: An Affiliate whose United States
               ------------------------
Federal tax returns are not consolidated with those of either SCI or Holdings.

          (qq) Unmatured Event of Default: Any happening or occurrence which
               --------------------------
with notice, the passage of time, or both, would constitute an Event of Default.

                                   ARTICLE 2

                   BORROWER'S WARRANTIES AND REPRESENTATIONS
                   -----------------------------------------

     Borrower hereby unconditionally warrants and represents unto Lender as follows:

     2.1  Information:  Any and all information, reports, papers and other data
          -----------
(including, without limiting the generality of the foregoing, any and all balance sheets, statements of income or loss, reconciliation of surplus and financial data of any other kind) heretofore furnished, or hereafter furnished to Lender by Borrower are, or when delivered will be, to the best of Borrower's knowledge, information and belief, true and correct in all material respects and all such materials heretofore furnished to Lender on behalf of Borrower are to the best of Borrower's knowledge true and correct in all material respects; all financial data of Borrower have been, or when delivered will have been, prepared in accordance with generally accepted accounting principles consistently applied and fully and accurately present, or will present, the financial condition of the Borrower as of the dates thereof; and with respect to the financial data of Borrower heretofore furnished, no materially adverse change has occurred in the financial condition reflected therein since the dates thereof, except as otherwise disclosed by Borrower to Lender in writing.

     2.2  Litigation:  Except as may be otherwise set forth in that certain
          ----------
Closing Certificate and Affidavit of even date herewith, there are no actions, suits or proceedings of a material nature pending or, to the knowledge of Borrower, threatened against or affecting (a) Borrower other than those (i) which arise out of landlord/tenant disputes and (ii) claims for property damage or personal injury which are covered by insurance, or (b) Borrower with respect to the Trust Property, or involving the validity or enforceability of the Deed of Trust or the priority of the lien created thereby; and no event has occurred (including specifically Borrower's execution of the respective Loan Documents and Borrower's consummation of the Loan represented thereby) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Trust Property other than the liens created by or expressly permitted under the Loan Documents. During the term of the Loan, Borrower will promptly furnish to Lender written notice of any action, suit or proceeding or any event the existence or occurrence of which would make the provisions of this paragraph untrue.

     2.3  Compliance with Legal Requirements:  Borrower has (or prior to the
          ----------------------------------
commencement of construction of the Improvements will have) (i) received all requisite building permits and approvals of the Plans relating to the Base Building, (ii) filed and/or recorded all requisite plats and other instruments; and (iii) in general, complied with all Legal Requirements required to be met prior to commencement of construction of the Improvements. The Trust Property is a legal parcel lawfully created in full compliance with all subdivision laws and ordinances.

     2.4  Streets, Easements, Utilities and Other Services:  All streets,
          ------------------------------------------------
easements, utilities and related services necessary for the construction of the Improvements and the operation thereof for their intended purpose are (or, within thirty (30) days after commencement of construction of the Improvements, will be) available to the boundaries of the Land, including potable water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal.

     2.5  Contract and Commencement of Construction:  Neither Borrower (or any
          -----------------------------------------
of them), nor anyone else on Borrower's behalf has (i) commenced construction of the Improvements, (ii) purchased, contracted for or otherwise brought upon the Land any materials specially fabricated or otherwise, to be incorporated into the Improvements, (iii) entered into any Construction Contracts, or (iv) made any oral or written contract or arrangement of any kind, the performance of which by the other party thereto would or could give rise to a lien or claim on the Trust Property, or any portion thereof.

     2.6  Validity of Loan Documents:  All action on Borrower's part requisite
          --------------------------
for the due authorization, creation, issuance, execution and delivery of the Loan Documents has been duly and effectively taken, and each such document constitutes a legal and binding obligation of, and is valid and enforceable against, Borrower and the Trust Property (as the case may be) in accordance with the terms thereof.

     2.7  Authority of Borrower:
          ---------------------

          (a) If Borrower and any signatory who signs on its behalf is a corporation, partnership, trust or limited liability company, it is a corporation duly incorporated, or a partnership, trust or limited liability company duly organized and validly existing under the laws of the state of its incorporation or organization and duly qualified to do business in the Commonwealth of Virginia, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) execute this Agreement, and (iii) enter into any other instruments executed and delivered to Lender concurrently herewith, and it is in good standing in all such states;

          (b) This Agreement, the Note, and all other Loan Documents were executed in accordance with the requirements of law and, if Borrower or any signatory who signs on its behalf is a corporation, partnership, trust or limited liability company, in accordance with any requirements of its articles of incorporation, articles of partnership, partnership certificate, partnership agreement, declaration of trust, articles of organization or operating agreement, and any amendments thereto.

          (c) The execution of this Agreement, the Note, and all other Loan Documents, and the full and complete performance of the provisions thereof, are authorized by the Borrower's bylaws, articles of partnership, partnership certificate or partnership agreement, declaration of trust, articles of organization or operating agreement, or a resolution of its board of directors or partners or trustees or members if Borrower or any signatory who signs on its behalf is a corporation, partnership, trust or limited liability company, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained in any of the Loan Documents) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower or the Trust Property is bound or, if applicable, under Borrower's articles of incorporation, bylaws, articles of partnership, partnership certificate, agreement, declaration of trust, articles of organization or operating agreement.

                                   ARTICLE 3

                             BORROWER'S COVENANTS
                             --------------------

     Borrower hereby unconditionally covenants with Lender as follows:

          (a) 3.1 Construction of Improvements: The construction of the
                  ----------------------------
Improvements will be commenced by Borrower on or before the Construction Start Date, will be prosecuted by Borrower with diligence and continuity to completion and will be completed by Borrower in a good and workmanlike manner in substantial accordance with the Plans and other provisions of this Agreement, on or before the Completion Date (other than for completion of tenant improvements which shall be completed within the time period provided under each applicable Lease) and free and clear from all liens, or claims for liens, other than the lien and security interest created by the Loan Documents (or any of them). It is expressly understood and agreed that, except for tenant improvements for particular tenants' spaces which are each less than 20,000 rentable square feet,
(i) construction of the Improvements shall not be commenced unless and until Borrower has furnished the Plans to Lender and afforded Lender the opportunity to accept them (which acceptance shall be evidenced, if at all, by the initials of any authorized representative of Lender thereon), (ii) when the Plans have been furnished to Lender, no changes of a material nature will be made to them by, or be permitted to be made to them by, Borrower, Architect or any other person or entity without the prior written approval therefor of all requisite Governmental Authorities, prior compliance with all requisite Legal Requirements and prior acceptance by the Lender in its reasonable discretion; provided, however, that the Lender's prior consent shall not be required for Permitted Changes; and (iii) in instances where Lender does accept the Plans (or any change therein), such acceptance shall be deemed to be strictly limited to an acknowledgment of Lender's consent to the Improvements being constructed in accordance therewith and shall not, in any way, be deemed to imply any warranty, representation or approval by Lender that such Improvements, if so constructed, will be structurally sound, will comply with all Legal Requirements, will be fit for any particular purpose or will have a market value of any particular magnitude. The construction of all tenant improvements to be constructed pursuant to signed Leases shall be commenced by Borrower as required under such tenant leases, will be prosecuted by Borrower with diligence and continuity to completion and will be completed by Borrower in a good and workmanlike manner in substantial accordance with the Plans and other provisions of the tenant lease, on or before the completion date provided for in the lease and free and clear from all liens, or claims for liens, other than the lien and security interest created by the Loan Documents (or any of them). Lender agrees that its consent to Plans and specifications and to changes therein shall not be unreasonably withheld, conditioned or delayed and be deemed given if not expressly withheld by Lender in writing within ten (10) business days after request for such consent and submission of the Plans and specifications or revised Plans and specifications and other requested materials relating to such Plans and specifications.

     3.2  Affirmative Covenants:
          ---------------------

          (a) At all reasonable times during construction of the Improvements, Borrower will (i) permit Lender, the Independent Inspecting Architect and their representatives to enter upon the Land and into the Improvements, to inspect the same and all materials to be used in construction of the Improvements and to examine the Plans, (ii) comply strictly with any and all Legal Requirements required to be complied with incidental to such construction, (iii) deliver to Lender, or its representatives, immediately upon demand, counterparts and/or conditional assignments of any and all Construction Contracts, bills of sale, statements, conveyances, receipted vouchers or agreements of any nature under which Borrower claims title to any materials or supplies used or to be used in the construction of the Improvements, (iv) erect and maintain on the Land, at Borrower's sole cost and expense, in a reasonable size and location, a sign satisfactory to Lender stating that construction financing for the Improvements has been furnished by Lender, and stating Lender's address and phone numbers,
(v) either cause each Construction Contract having a value in excess of $1,000,000.00 to contain a provision specifically subordinating any lien right against the Trust Property to the liens and security interests created by the Loan Documents or cause the other party thereto to execute any and all instruments, acceptable in form and substance to Lender, to accomplish the same, or to provide Lender with lien waivers or releases in accordance with the provisions of Paragraph 6.4(b)(iv), (vi) furnish to Lender, immediately after completion of the pouring of all concrete slabs, streets and curbstones within the Land, and completion of the foundations of the structures forming part of the Improvements, a survey certified to by a licensed engineer acceptable to Lender showing all of same and that the location thereof is entirely within the property lines of the Land and does not encroach upon, breach or violate any building line, easement or similar restriction, (vii) use all advances made to it by Lender for, and only for, payment of the costs itemized in Paragraph 6.2 hereof and under no circumstances use, directly or indirectly, any portion of such advances for any other purpose, including, without limiting the generality of the foregoing, the defrayment of living expenses or the anticipation of profit to Borrower, (viii) obtain and maintain, or cause the General Contractor to obtain and maintain, in full force and effect, an owner's and contractor's liability insurance policy or policies (including workers' compensation insurance) and a hazard insurance policy or policies in builder's all risk form with loss payable endorsements acceptable to Lender insuring the Improvements and all material and supplies purchased with advances hereunder against all risks and losses, all such insurance policies to be issued by companies, in amounts and on terms approved by Lender, and (ix) upon demand of Lender or the Independent Inspecting Architect, correct any structural defect in the Improvements or any material departure from the Plans not accepted by Lender (except for those Plans whose approval by Lender is not required by this Agreement), it being understood and agreed that the advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this Paragraph 3.2 with respect to any such defects or departures.

          (b) Borrower shall use all commercially reasonable efforts to ensure that the following are Year 2000 Compliant in a timely manner, but in no event later than December 31, 1999: (i) the Property and Improvements; (ii) Borrower itself; and (iii) and other major commercial properties and entities in which Borrower holds a controlling interest. Borrower shall further make reasonable inquiries of and request reasonable validation that each of the following are similarly Year 2000 Compliant: (x) all major tenants or other entities from which Borrower receives payments; and (y) all major contractors, suppliers, service providers and vendors of Borrower. As used in this paragraph, "major" shall mean properties or entities the failure of which to be Year 2000 Compliant would have a material adverse economic impact upon Borrower. In furtherance of this covenant, Borrower shall, in addition to any other necessary actions perform a comprehensive review and assessment of all systems of Borrower, the Property and Improvements, and, if necessary or warranted based on such review and assessment, shall adopt a detailed plan, with itemized budget, for the testing, remediation, and monitoring of such systems. Borrower shall, within thirty business days of Lender's written request, provide to Lender such certifications of or other evidence of Borrower's compliance with the terms of this paragraph as Lender may from time to time reasonably require. Year 2000 Compliant shall mean in regard to any property or entity, that all software, hardware, equipment, goods or systems utilized by or material to the physical operations, business operations, or financial reporting of such property or entity (collectively the "systems") will properly perform date sensitive functions before, during and after the year 2000.

          (c) Borrower shall commence the construction of the Improvements on or before the Construction Start Date.

     3.3  Negative Covenants:
          ------------------

          (a) At no time shall Borrower (i) use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any portion of the Trust Property for any purpose which violates any Legal Requirement or in any manner which may be dangerous unless safeguarded as required by law or which may constitute a public or private nuisance or which may make void, voidable or cancelable or increase the premium of any insurance then in force with respect thereto unless the insurance premium shall have been paid by such user or by Borrower, or (ii) create or place, permit to be created or placed or, through any act or failure to act, acquiesce in the creation or placing of, or allow to remain, any mortgage, deed of trust, security deed, lien (statutory, constitutional or contractual), pledge, security interest, encumbrance or charge or conditional sale or other title retention agreement on the Trust Property (or any portion thereof) other than those created by or expressly permitted under the Loan

Documents, regardless of whether same is expressly subordinate to the liens and security interests created in the Loan Documents. If any such mortgage, deed of trust, security deed, lien, pledge, security interest, encumbrance or charge is asserted against the Trust Property (or any portion thereof), Borrower shall promptly, at its own cost and expense, (a) pay the underlying claim in full or take any other action necessary to cause same to be released of record or if permitted by Lender, in its sole discretion, bonded to the satisfaction of Lender and the Title Company, and (b) within five (5) days from the date Borrower receives notice that such mortgage, lien, pledge, security interest, encumbrance or charge has been asserted, give Lender notice thereof. The notice shall specify who is asserting such mortgage, lien, pledge, security interest, encumbrance or charge and shall detail the origin and nature of the underlying claim giving rise to the asserted mortgage, lien, pledge, security interest, encumbrance or charge.

          (b) At no time shall SCI amend or otherwise modify, in a manner which would materially adversely affect Beneficiary, its Articles of Incorporation without the prior written consent of Lender.

     3.4  Other Covenants:
          ---------------

          (a) At all times, SCI shall maintain a Total Indebtedness to Gross Asset Value ratio equal to or less than 0.65:1.0.

          (b) At all times, SCI shall maintain a minimum Adjusted EBITDA to Fixed Charge coverage ratio equal to or greater than 1.60:1.

          (c) At no time shall SCI make or pay annual distributions or dividends to its shareholders (other than those reinvested pursuant to a dividend reinvestment plan), in respect of any fiscal quarter which when aggregated with such distributions and dividends paid in respect of the preceding three (3) fiscal quarters exceeds ninety-five percent (95%) of FFO for such four (4) quarters.

          (d) At all times, SCI shall remain listed on the New York Stock Exchange, and maintain its status as a Real Estate Investment Trust as determined by the Internal Revenue Service.

          (e) At all times, B.F. Saul Entities shall maintain an ownership interest of thirty percent (30%) of all classes of stock of SCI and of operating partnership interests in Holdings.

          (f) During and upon completion of construction, Borrower shall provide a marketing/leasing status report for the Trust Property within ten (10) days of the end of each fiscal quarter in form acceptable to Lender.

          (g) After Completion of the Improvements, Borrower shall provide an operating statement, in a form acceptable to Lender, for the Trust Property within thirty (30) days of the end of each fiscal quarter.

          (h) SCI and Holdings shall each provide, within fifty (50) days of each quarter end and within one hundred (100) days of each fiscal year end, respectively, to Lender consolidated financial statements including balance sheets, income statements, statements of cash flow and such supporting schedules as may be reasonably requested by Lender.

          (i) Borrower shall not enter into Leases other than those approved by Lender or for which the approval of Lender is not required under Paragraph 10.4 of the Deed of Trust.

     3.5  Completion Deposit: If, in the good faith judgment of the Lender, it
          ------------------
appears at any time or from time to time that the unadvanced Loan proceeds will be insufficient to (a) pay all costs to be incurred in connection with the completion of the development of the Trust Property and the construction, marketing, ownership, management, maintenance, operation and sale or leasing of the Improvements in accordance with the Plans and with this Agreement, (b) pay all sums which may accrue under the Loan Documents prior to completion of construction, including, without limiting the generality of the foregoing, interest on the Indebtedness, and (c) enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents, Borrower shall within ten (10) days of written demand by Lender deposit, or shall make arrangements satisfactory to Lender for the deposit, with Lender, of the Completion Deposit. The Completion Deposit may be retained by Lender in a non-interest bearing account, need not be segregated from any of Lender's other funds and may be disbursed in accordance with the provisions of the Loan Documents by Lender before Lender makes any further advances on the Note. Borrower's failure to deposit the Completion Deposit with Lender shall constitute an Event of Default hereunder. Calculation of the Completion Deposit shall not include the land cost or the value of the Land free and clear of encumbrances as described in Paragraph 3.6 of this Agreement.

     3.6  Borrower's Contributions:  The Borrower shall provide to the Lender
          ------------------------
prior to the first draw evidence satisfactory to Lender that the Trust Property is free and clear of all liens and encumbrances, except as otherwise provided in the Loan Documents. Until the occurrence of an Event of Default, and thereafter at the option of Lender, the Borrower shall perform the development management services for the construction and development of the Improvements without charge.

                                   ARTICLE 4

                                  INSPECTION
                                  ----------

     4.1  Right of Inspection:  Lender, through its officers, agents or
          -------------------
employees, shall have the right at all reasonable times at Borrower's expense:

          (a) To enter upon the Trust Property and inspect the construction to determine that it is in conformity with the Plans and all the requirements hereof; and

          (b) To examine, copy and make extracts of the books, records, accounting data and other documents of Borrower that relate in any way to the Trust Property, including, without limiting the generality of the foregoing, all permits, licenses, consents and approvals of all Governmental Authorities having jurisdiction over Borrower or the Trust Property and, to the extent the Borrower has the power to do so or can provide assistance, all relevant books and records of contractors and subcontractors supplying goods and/or services in connection with the construction of the Improvements. All such books, records and documents of Borrower shall be made available to Lender promptly upon written demand therefor; and, at the request of Lender, Borrower shall furnish Lender with convenient facilities for the foregoing purpose.

     4.2  No Duty to Inspect:  It is expressly understood and agreed that Lender
          ------------------
shall have no duty to supervise or to inspect the construction of the Improvements or any books and records of any party or firm, and that any such inspection shall be for the sole purposes of determining whether or not the Obligations of Borrower under this Agreement are being properly discharged and of preserving Lender's rights hereunder. If Lender, or the Independent Inspecting Architect acting on behalf of Lender, should inspect the construction of the Improvements or any books and records, Lender and the Independent Inspecting Architect shall have no liability or obligation to Borrower or any third party arising out of such inspection. Inspection not followed by notice of default shall not constitute an acknowledgment or representation by Lender and the Independent Inspecting Architect that there has been or will be compliance with the Plans or that the construction is free from defective materials or workmanship nor shall it constitute a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans. Lender's failure to inspect the construction of the Improvements or any part thereof or any books and records shall not constitute a waiver of any of Lender's rights hereunder. Neither Borrower nor any third party shall be entitled to rely upon any such inspection or review. Lender and the Independent Inspecting Architect owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of the existence of, negligent, faulty, inadequate or defective design or construction of the Improvements.

     4.3  Borrower's Responsibilities:  Borrower shall be solely responsible for
          ---------------------------
all aspects of Borrower's business and conduct in connection with the Trust Property and Improvements, including, without limiting the generality of the foregoing:

          (a) the quality and suitability of the Plans;

          (b) supervision of construction of the Improvements;

          (c) the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors and material suppliers, consultants, and property managers;

          (d) conformance of construction of the Improvements to the Plans, to the Legal Requirements and to the requirements of this Agreement;

          (e) the quality and suitability of all materials and workmanship;
and

          (f) the accuracy of all requests for the disbursement of Loan proceeds and the proper application of disbursed Loan proceeds.

     4.4  Inspection Fee:  In furtherance of Lender's rights hereunder, Lender
          --------------
may, at its option, (a) require an inspection of the Trust Property by the Independent Inspecting Architect (i) prior to each advance; (ii) at least once each month during the course of construction even though no advance is to be made for that month; (iii) upon Completion of the Improvements, and (iv) at least semi-annually thereafter; and (b) require costing and a review of the Plans for the Base Building and for tenant spaces of 20,000 rentable square feet or more by the Independent Supervising Architect and/or a cost engineering specialist, or any other party contracted by Lender resulting from a review or reviews of the initial Plans and all revisions thereof as submitted from time to time by Borrower. Borrower shall pay all fees incurred by Lender in connection with this Paragraph 4.4. Furthermore, if Lender determines in connection with any such costing, review or inspection that extra services will be required of the Independent Inspecting Architect as a result of noncompliance with the Plans, or with any Legal Requirement or as a result of deviations from acceptable construction practices, or as a result of Borrower's failure to satisfy the requirements of or any other Agreement, the Borrower shall pay, in addition to the fees for such costing, review of the Plans and inspections, the cost of all such extra services.

                                   ARTICLE 5

                              ADDITIONAL SECURITY
                              -------------------

     5.1  Construction Contracts:  As additional security for the payment of the
          ----------------------
Indebtedness, Borrower hereby transfers and assigns to Lender all of Borrower's right, title and interest, but not its obligations, in, under and to the Construction Contracts upon the following terms and conditions:

          (a) Borrower represents and warrants that each copy of any Construction Contract furnished to Lender is a true and complete copy thereof and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

          (b) Neither this assignment nor any action by Lender shall constitute any assumption by Lender of any obligations under the Construction

Contracts; and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the Construction Contracts. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, reasonable attorneys' fees) incurred by Lender and resulting from any failure of Borrower to so perform.


          (c) At any time there shall be an uncured Event of Default, or even in the absence of an Event of Default at any time that Lender shall believe in good faith that the General Contractor may cease work on the construction of the Improvements, but in any event with simultaneous notice to Borrower, Lender shall have the right at any time (but shall have no obligation) to take, in its name or in the name of Borrower, such action as Lender may at any time determine to be necessary or advisable to cure any default under the Construction Contracts or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless from any loss, cost, liability or expense (including, but not limited to, reasonable attorneys' fees) now or hereafter incurred by Lender in connection with such action.

          (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Construction Contracts; provided, however, Lender shall have no obligation to enforce such rights.

          (e) Prior to an Event of Default, Borrower shall have the right to exercise its rights as owner under the Construction Contracts; provided, however, Borrower shall not cancel or amend the Construction Contracts in any material respect or do, omit to do, or suffer to be done any act which would impair the security constituted by this Agreement without the prior written consent of Lender.

          (f) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Trust Property or any grantee under a deed in lieu of foreclosure, any receiver in possession of the Trust Property and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

     5.2  Plans: As additional security for the payment of the Indebtedness,
          -----
Borrower hereby transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans, and agrees that when the Plans are delivered to Lender for approval or otherwise such delivery, unless otherwise set forth in writing accompanying such delivery, such delivery will constitute a representation and warranty by Borrower that:

          (a) The original counterparts of the Plans furnished to Lender are true and complete;

          (b) The schedule of the Plans delivered to Lender is a complete and accurate description of the Plans; and

          (c) The Plans are complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans (other than those for tenant improvements for tenant space of less than 20,000 square feet) shall not be modified without the prior written consent of Lender except for Permitted Changes.

     5.3  Borrower agrees that:

          (a) Lender may use the Plans for any purpose relating to the Improvements, including, but not limited to, inspections of construction and the Completion of the Improvements;

          (b) Lender's acceptance of the assignment contained in Paragraph 5.2 shall not constitute approval of the Plans by Lender;

          (c) Lender has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans; and

          (d) Such assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Trust Property, any grantee under a deed in lieu of foreclosure, any receiver in possession of the Trust Property and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

     5.4   Permits:  As additional security for the payment of the Indebtedness,
           -------
Borrower hereby transfers and assigns to Lender (to the extent assignable) all of Borrower's right, title and interest, but not its obligations, in, under and to the Permits upon the following terms and conditions:

          (a) Borrower represents and warrants that each copy of any Permits now or hereafter furnished to Lender is or will be a true and complete copy thereof and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

          (b) Neither this assignment nor any action by Lender shall constitute any assumption by Lender of any obligations under the Permits; and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under the Permits. Borrower agrees to indemnify and hold Lender harmless against and from any loss) cost, liability or expense (including, but not limited to, reasonable attorneys' fees) incurred by Lender and resulting from any failure of Borrower to so perform.

          (c) At any time there shall be an uncured Event of Default, or even in the absence of an Event of Default at any time that Lender shall believe in good faith that a Permit may be terminated or may expire, but in any event with simultaneous notice to Borrower, Lender shall have the right at any time (but shall have no obligation) to take, in its name or in the name of Borrower, such action as Lender may at any time determine to be necessary or advisable to cure any default under the Permits, or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless from any loss, cost, liability or expense (including, but not limited to, reasonable attorneys' fees) now or hereafter incurred in connection with such action, and in furtherance of such rights, Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Permits; provided, however, Lender shall have no obligation to enforce such rights.

          (d) Prior to an Event of Default, Borrower shall have the right to exercise its rights as owner under the Permits; provided, however, Borrower shall not cancel or amend the Permits except as required to cause the same to conform to the Plans as approved by Lender, including without limitation, any amendment to or of the Plans, or do, omit to do, or suffer to be done any act which would impair the security constituted by this Agreement without the prior written consent of Lender.

          (e) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Trust Property or any grantee under a deed in lieu of foreclosure, any receiver in possession of the Trust Property and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

                                   ARTICLE 6

                              LENDER'S COMMITMENT
                              -------------------

     6.1    Loan: Subject to the terms, provisions and conditions of this
            ----
Agreement, Lender will make and Borrower will accept, in installments, a loan in the aggregate amount of the principal sum of the Note, it being understood that interest as called for in the Note shall be calculated only on any sums actually advanced and only from the dates of such advances.

     6.2    Right to Disbursements: Advances shall be made to Borrower or any of
            ----------------------
them on the principal amount of the Note at the times and otherwise in accordance with the Disbursement Schedule attached hereto as Exhibit B and
                                                             ---------
incorporated herein by this reference. The advances on the Note shall be disbursed, at Lender's option, (i) by Lender's check drawn upon Lender's disbursement account and delivered to Borrower, (ii) by depositing the amount of the disbursement to Borrower's account in a bank approved by Lender, or (iii) by direct or joint check payment to any or all persons entitled to payment for work performed on or materials delivered to or services performed in connection with the construction of the Improvements or the Loan evidenced by the Note. Notwithstanding anything set forth in the Disbursement Schedule, the advance as to which Borrower shall be entitled at any one time shall not exceed the cost of the materials, supplies and equipment purchased for and incorporated into the Improvements or stored on the Land in a manner acceptable to Lender. Under no circumstances shall any portion of any advance be used for any purpose other than the payment of those costs and fees approved by Lender as legitimately relating to the purchase price for the Land, the cost of constructing the Improvements and the payment of the Indebtedness. Any sums drawn under any letters of credit which may be issued by Lender or an affiliate of Lender on behalf of Borrower in connection with the Loan shall be deemed advances for purposes hereof, effective as of the date the letter of credit is issued, and shall be secured by the Deed of Trust and the other Loan Documents.

Except as may be provided otherwise in the Disbursement Schedule, for each advance made to Borrower hereunder to the extent to be used to fund hard costs under the Construction Contract, Lender shall retain a sum equal to five percent (5%) thereof (or a greater percentage, if required by any Legal Requirement) so that until a period of thirty (30) days after Substantial Completion of the Base Building (or such longer period if permitted or required by any Legal Requirement or if, during such longer period, a lien or claim could lawfully be filed against the Trust Property by anyone performing work or services, or furnishing materials or goods in connection with the Improvements) Lender shall have in its possession a fund equal to five percent (5%) of the total cost of the Base Building under the Construction Contract; provided, however subject to the provisions of Paragraph 3.6 hereof and so long as Lender maintains minimum retainage as set forth above, Lender shall advance the excess retainage held with respect to individual contractors performing work or services, or furnishing materials or goods in connection with the Improvements at the earlier of (i) Lender's receipt of such contractor's final waiver of liens or (ii) the expiration of any statutory time Period within which such contractor could lawfully file a lien or claim against the Trust Property.

     6.3     Conditions to Closing: Lender shall not be obligated to make the
             ---------------------
first advance to Borrower unless and until:

         (a) Borrower has performed its obligations set forth in Paragraph 3.6 of this Agreement and has made any Completion Deposit which may be required at that time.

         (b) Lender has received true, legible and correct copies of the following, in form and substance satisfactory to Lender in all respects:

            (1)  the Construction Contract with the General Contractor;

            (2)  the Plans which have been approved by Lender;

            (3) a certificate from the Architect, and the Independent Inspecting Architect, stating that the Plans have been approved by him or them and that the Construction Contracts are acceptable to him or them and satisfactorily provide for the construction of the Improvements for the Base Building;

            (4) all authorizations and permits which are then procurable and required by any Legal Requirement for the construction and proposed use of the Improvements;

            (5) four (4) original copies of a current survey of the Land containing the certification of the surveyor in form and substance satisfactory to Lender and showing the perimeter of the Land by courses and distances, all easements and rights-of-way, the boundary lines of the streets abutting the Land and the width thereof, any encroachments and the extent thereof in feet and inches, all acceptable to the Title Company to modify the "areas, boundaries and encroachments" exception to the maximum extent permitted by law;

            (6) the policies of insurance required by the Loan Documents accompanied by evidence of the payment of the premium therefor;

            (7) a soils investigation report from a soils engineer satisfactory to Lender;

            (8) evidence satisfactory to Lender that the Land is not located within the 100-year flood plain or identified as a special flood hazard area as defined by the Federal Insurance Administration;

            (9) a complete project budget in form and substance satisfactory to Lender (which is attached hereto as Exhibit E), which includes (without
                                       ---------
limitation) an allocation for tenant improvements, interest reserve and contingency line item amounts, together with the guaranteed maximum price contained in the Construction Contract;

            (10) the tax identification number(s) assigned to the Trust Property (i.e., county, city and school, etc.), the approximate date tax
          ---
statement(s) are to be issued and the date(s) taxes would become delinquent if not paid;

            (11) an enforceability and authority opinion of counsel for Borrower satisfactory to Lender, dated as of the date of the closing and relating to such matters with respect to this Agreement and the transaction contemplated hereby as Lender may reasonably request ;

            (12) a copy of the form of office and retail tenant lease satisfactory to Lender to be used by Borrower in connection with the Leases;

            (13)  copies of all existing leases and tenant estoppels;

            (14) if Borrower and any partner or venturer of Borrower is a corporation, a partnership, a trust or a limited liability company, a copy of Borrower's and such partner's or venturer's articles of incorporation and bylaws, partnership agreement and certificate of partnership, declaration of trust, articles of organization and operating agreement, whichever may be applicable, and all amendments thereto, certified by Borrower to be true, correct and complete;

          (15) a copy of the agreement between Borrower and the Architect with respect to the Improvements, and any and all existing or future extensions, renewals, modifications, amendments thereto (the "Architect's Contract") and a certificate from the Architect with respect to legal, zoning, architectural barriers and other requirements concerning the property and the Improvements (the "Architect's Certificate");

          (16) the consent of the Architect to the assignment to Lender of all of Borrower's right, title and interest in and to the Architect's Contract and in and to the Plans and to Lender's use thereof, and the agreement of the Architect to perform certain services for Lender at Lender's request;

          (17) Subordination, Non-disturbance and Attornment Agreements executed by all of Borrower's tenants leasing space in the Trust Property in effect on the date of this Agreement;

          (18) a copy of the demolition permit covering the demolition of the Existing Improvements (as defined in the Deed of Trust);

          (19) a copy of any engineering agreements or any management agreement, development agreement/asset management agreement;

          (20)  an Appraisal (as defined under the Note);

          (21) consents to the assignment of any engineering agreements, and the General Contractor's agreement, provided Borrower has entered into such agreements before Closing;

          (22)  a current Phase One environmental report for the Land;

          (23)  a project cost analysis by the Independent Inspecting Architect;

          (24)  a copy of current tax bills for the Trust Property;

          (25) evidence satisfactory to Lender of current zoning approvals for the Improvements; and

          (26) any other documents and information Lender may reasonably require.

     (c) The Loan Documents have been duly authorized, executed and recorded or filed in accordance with applicable Legal Requirements and original counterparts thereof delivered to Lender; current Uniform Commercial Code searches have been made in the records of the Office of the Clerk of the Circuit Court for Alexandria, Virginia, the Virginia State Corporation Commission, and the Maryland Department of Assessments and Taxation covering Borrower, and show no filings relating to or which could relate to the Trust Property or Improvements;

          (d) The Title Company has issued an irrevocable and unconditional commitment to issue the Title Insurance immediately upon recordation of the Deed of Trust and the other Loan Documents which are to be recorded;

          (e) Borrower has executed, or caused to be executed, and delivered to Lender the Disbursement Request Form attached hereto as Exhibit C or in such other form acceptable to Lender certifying in acceptable detail the expenditures made or expenses incurred by Borrower of the type described in Paragraph 6.2 hereinabove, with such supporting data as Lender may require, and that the amount requested represents sums actually spent or indebtedness actually incurred; and

          (f) Borrower pays to Lender, or any other person or party entitled thereto, all fees and costs then due and payable in connection with this Agreement and the subject hereof including, without limiting the generality of the foregoing, any matter set forth in Paragraph 9.1 hereof and a commitment fee of Two Hundred Thousand Fifty-Six Seven Hundred Fifty and No/100 Dollars ($256,750.00), plus all appraisal fees, which amounts shall in no event be refundable by Lender.

     Notwithstanding the foregoing, it is agreed that the documents listed in Exhibit D hereto need not be furnished to Lender prior to the first advance, but
---------
rather shall be submitted to and approved by Lender before Lender shall be obligated to make cumulative advances in excess of $3,000,000.00.

6.4.          Disbursement Requests:  Lender shall not be obligated to make any
              ---------------------
subsequent advance to Borrower unless and until subparagraphs (a) through (f) hereinbelow are first complied with for such advance. Notwithstanding anything to the contrary contained in or inferable from any of Article 6, Lender shall not be required to make any advance hereunder if, at the time of the requested advance, any of the events or circumstances set forth in the following subparagraphs (g) through (r) hereinbelow has occurred or exists:

          (a) For disbursement up to Three Million and No/100 Dollars ($3,000,000.00), Borrower has executed, and delivered to Lender a Disbursement Request Form as described in Paragraph 6.3(e) hereinabove and the data referred to therein. For all disbursements over Three Million and No/100 Dollars ($3,000,000.00), Architect and, if Lender requests, the Independent Inspecting Architect shall have, together with Borrower, executed, and delivered to Lender a Disbursement Request Form.

          (b) Lender shall have received (i) an endorsement to the Title Insurance increasing the coverage thereof to the full amount of the sum advanced, the first such endorsement after completion of foundations reflecting no encroachments caused by construction of the Improvements and reflecting no changes in the status of title or the Title Insurance since the previous advance, except as permitted under the Loan Documents, (ii) certification from the Architect and, if Lender elects, the Independent Inspecting Architect stating that, in their opinion, the construction of the Improvements theretofore performed has been in substantial accordance with the Plans, (iii) the survey called for in Paragraph 3.2(a)(vi) hereinabove and as may be required by the Title Company to issue the endorsement or other evidence referred to in Paragraph (b)(i) above, (iv) at the request of Lender, lien waivers or releases (in recordable form) from all contractors, subcontractors, laborers and materialmen employed or furnishing materials in connection with the construction of the Improvements whose contract exceeds $1,000,000.00, (v) all amendments, modifications and revisions satisfactory to Lender in the form of tenant lease, if any, (vi) at the request of Lender, a written certification signed by Borrower as to all Leases and the names of the tenants and rents payable thereunder, together with copies of all such Leases, and (vii) such other certifications or evidence of cost and completion as Lender may reasonably request.

          (c) Borrower shall have performed to date its obligations under Paragraph 3.6 above.

          (d) Lender shall have received a duplicate original of all executed Construction Contracts in form approved by Lender.

          (e) Borrower is in compliance with requirements of the attached Disbursement Schedule.

          (f)  The funding limitations (as applicable) set forth in Exhibit B
                                                                    ---------
hereto have been satisfied, as determined by Lender in its sole determination.

          (g) An Event of Default or Unmatured Event of Default exists hereunder or under any other Loan Document.

          (h) The requested advance, plus the sum of the previous advances (including retained amounts deemed to have been advanced pursuant to Paragraph
6.2 above) or other sums disbursed by Lender under the Loan Documents, exceeds the face amount of the Note.

          (i) In the good faith judgment of the Lender, Completion of the Improvements will not occur on or before the Completion Date, regardless of the cause of such failure of completion.

          (j) In the good faith judgment of Lender, the sum of the unadvanced Loan proceeds, plus other sums being held by Lender in escrow for

Borrower, is insufficient to complete the Improvements in substantial accordance with the Plans and this Agreement.

          (k) The Trust Property (or any portion thereof) is demolished or substantially destroyed, or condemnation or similar type proceedings are commenced with reference thereto until such time as any revision to the project budget, construction schedule and disbursement schedule made necessary by such event in the reasonable judgement of Lender has been agreed upon by Borrower and Lender.

          (l) Any change in the status of title to the Land or the Improvements has occurred subsequent to the date hereof without Lender's prior written consent.

          (m) Borrower is unable to satisfy any of the requirements for a disbursement set forth in Paragraphs 6.2 or 6.3 above.

          (n) Any event has occurred which has or could give rise to a lien claim equal or superior to the liens and security interests intended to be created by the Loan Documents and such event shall not have been cured by Borrower within thirty (30) days of notice thereof from Lender.

          (o) An order or decree of any court of competent jurisdiction exists enjoining the construction of the Improvements or enjoining or prohibiting Borrower or Lender or either of them from performing their respective obligations under this Agreement.

          (p) Any material deviation from the Plans exists in the construction of the Improvements without the prior written approval of Lender, or it appears to Lender or Lender's Inspecting Architect that there are material defects in the workmanship or materials .

          (q) Any encroachment on or off the Land exists which has occurred without the approval of Lender.

          (r) Construction (except as scheduled) has ceased prior to Substantial Completion of the Base Building or prior to substantial completion of any tenant improvements for a continuous period of twenty (20) days or more for causes other than those beyond the control of Borrower or those consented to in writing by Lender.

6.5.        Disbursements to Lender.  Notwithstanding anything to the contrary
            -----------------------
contained in this Article 6 or elsewhere in this Agreement, Lender shall have the right to disburse to itself as an advance under the Loan any and all amounts due Lender on account of the Loan (including interest and other amounts required under the Loan Documents), without the necessity of any disbursement request or other action by Borrower. In no event shall any such disbursement be construed as a waiver of any Event of Default or any other condition to any other disbursements to or for the benefit of Borrower.

     6.6.  Third-Party Beneficiaries:  All conditions precedent to Lender's
           -------------------------
obligation to make advances hereunder are imposed solely and exclusively for Lender's benefit. No person or entity other than Lender shall have any standing to require satisfaction of such conditions, or be entitled to assume that Lender will refuse to make advances absent strict compliance therewith, and any or all of such conditions may be freely waived (in whole or in part) by Lender at any time or times.

                                   ARTICLE 7

                               EVENTS OF DEFAULT
                               -----------------

     Each and any of the following shall constitute an Event of Default hereunder:

     7.1     Conditions to Advances: If, at any time, Borrower is unable to
             ----------------------
satisfy any condition or cure any circumstance specified in Article 6 above, including specifically the occurrence of any circumstance described in Paragraph 6.4(g) through 6.4(r), the satisfaction or curing of which being precedent to its right to receive an advance hereunder, and such inability continues for a period in excess of thirty (30) days after notice thereof by Lender; provided however, that if such default is susceptible of cure but is not cured within said thirty (30) days, so long as Borrower is diligently and continuously pursuing such cure Lender shall permit Borrower an additional thirty (30) days to effectuate such cure.

     7.2     Voluntary Bankruptcy: If Borrower shall (a) voluntarily be
             --------------------
adjudicated as bankrupt or insolvent, (b) file any petition or commence any case or proceeding under any provision or chapter of the Federal Bankruptcy Code or any other federal or state law relating to its insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (c) make a general assignment for the benefit of its creditors, (d) have an order for relief entered under the Federal Bankruptcy Code with respect to it, (e) convene a meeting of its creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debts, (f) fail to pay its debts as they mature, (g) admit in writing that it is unable to pay its debts as they mature or generally not pay its debts as they mature, or (h) become insolvent.

     7.3     Involuntary Bankruptcy:  If (a) a petition is filed or any case or
             ----------------------
proceeding described in Paragraph 7.2 above is commenced against Borrower, or against the assets of Borrower, unless such petition and the case or proceeding initiated thereby is dismissed within sixty (60) days from the date of the filing, (b) an answer is filed by Borrower admitting the allegations of any such petition, or (c) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Borrower or any of the parties directly or indirectly comprising Borrower or a custodian, trustee, agent or receiver for it, or for all or any part of its property or authorizing the taking possession by a custodian, trustee, agent or receiver of it, of all or any part of its property unless such appointment is vacated or dismissed or such possession is terminated within thirty (30) days from the date of such appointment or commencement of such possession but not later than five (5) days before the proposed sale of any assets of Borrower by such custodian, trustee, agent or receiver, other than in the ordinary course of the business of Borrower.

     7.4     Payment of Indebtedness: If Borrower shall fail, refuse or neglect
             -----------------------
to pay, in full, any installment or portion of the Indebtedness, whether at the date which is the due date thereof stipulated in the Loan Documents, or at the date which is a date fixed for payment, or by acceleration or otherwise and such failure shall continue for more than five (5) days after notice thereof to Borrower from Lender.

     7.5     Failure in Performance of Obligations. If Borrower shall fail,
             -------------------------------------
refuse or neglect to perform and discharge fully and timely any of the Obligations as and when called for, and such failure, refusal or neglect shall either be incurable or, if curable, shall remain uncured for a period of thirty
(30) days after notice thereof is given by Lender to Borrower, or with respect to a material failure by Borrower to perform a material Obligation, of which failure Borrower had actual knowledge, shall remain uncured for a period of the longer of thirty (30) days from the date when Borrower had such actual knowledge or ten (10) days after notice thereof is given by Lender to Borrower. In the event that such failure, refusal or neglect, is susceptible of cure but is not cured within such thirty (30) or ten (10) day period (as applicable), so long as Borrower is diligently and continuously pursuing such cure, Lender shall permit Borrower an additional thirty (30) days to effectuate such cure provided, however, that with respect to an Unmatured Event of Default, notice to Borrower of which was given on or before the date an Extension Period (as defined in the Note) commenced, such extended cure period shall terminate not later than thirty
(30) days after such Extension Period commences.

     7.6     False Representation. If any representation, warranty or statement
             --------------------
made by Borrower or others in, under or pursuant to the Loan Documents or any affidavit or other instrument executed in connection with the Loan Documents shall be false or misleading in any material respect as of the date hereof

             (i) and if, and only if, such representation, warranty or statement was false or misleading due to mere inadvertence on the part of Borrower, and was not deliberate or due to gross negligence, and Borrower shall not take such steps to cure and cure such circumstances so as to make such representation, warranty or statement no longer false or misleading within thirty (30) days of the assertion of the false or misleading nature thereof by notice from Lender to Borrower, or

             (ii) with respect to a representation or warranty made in Paragraphs 2.1, 2.3, 2.6 or 2.7 of this Agreement, which becomes false or misleading at any time prior to repayment in full of the Indebtedness, Borrower shall not take such steps to cure and cure such circumstances so as to make such representation, warranty or statement no longer false or misleading within thirty (30) days of the assertion of the false or misleading nature thereof by notice from Lender to Borrower.

          7.7  Dissolution, Change or Encumbrance of Ownership: If (a)  Borrower
               -----------------------------------------------
(if a natural person) shall die or shall (if not a natural person) dissolve, terminate or liquidate, or (b) shall amend or modify, in a manner which would materially adversely affect Lender, its articles of incorporation, bylaws, articles or partnership, certificate of partnership, articles of organization, operating agreement or other charter or enabling documents, and Lender has not given its prior written consent to such amendments or modifications.

          7.8  Disposition of Trust Property and Beneficial Interest in
               --------------------------------------------------------
Borrower:  If there occurs a Disposition (as defined in the Deed of Trust)
--------
without the prior written consent of Lender, it is expressly agreed that in connection with determining whether to grant or withhold such consent, Lender may (but is not obligated to) among other things: (i) consider the creditworthiness of the party to whom such Disposition will be made and its management with respect to the Trust Property, (ii) consider whether or not the security for repayment of the Indebtedness and the performance of the Obligations, or Lender's ability to enforce its rights, remedies and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (iii) require as a condition to granting such consent, an increase in the rate of interest payable under the Note or any other change in the terms and provisions of the Note and other Loan Documents, (iv) require that Lender be reimbursed for all costs and expenses incurred by Lender in investigating the creditworthiness and management ability of the party to whom such Disposition will be made and in determining whether Lender's security will be impaired by the proposed Disposition, (v) require the payment to Lender of a transfer fee to cover the cost of documenting the Disposition in its records, (vi) require the payment of its reasonable attorney's fees in connection with such Disposition,
(vii) require the express assumption of payment of the Indebtedness and performance of the Obligations by the party to whom such Disposition will be made (with or without the release of Borrower from liability for such Indebtedness and Obligations), (viii) require the execution of assumption agreements, modification agreements, supplemental security documents and financing statements satisfactory in form and substance to Lender, (ix) require endorsements (to the extent available under applicable law) to any existing Title Insurance insuring Lender's liens and security interests covering the Trust Property, and (x) require additional security for the payment of the Indebtedness and performance of the Obligations.

          7.9  Encumbrance Upon Trust Property:  Subject to the terms of this
               -------------------------------
Agreement with respect to mechanics and materialmen's liens, if the Borrower shall, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or (if involuntary) allow to remain, any deed of trust, mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on, or conditional sale or other title retention agreement, with respect to the Trust

Property, Construction Contracts or the Plans except to the extent otherwise permitted in the Loan Documents.

          7.10  Destruction of Improvements: Sixty (60) days after the Trust
                ---------------------------
Property (other than the Existing Improvements as defined in the Deed of Trust) is demolished, destroyed or substantially damaged in respect of which demolition, destruction or damage either there are no insurance proceeds payable or Borrower is not entitled to have insurance proceeds made available for restoration pursuant to Paragraph 4.8 of the Deed of Trust.

          7.11  Change in Financial Condition.  If prior to the Substantial
                -----------------------------
Completion of the Base Building, Lender reasonably determines that the likelihood of completion of the Base Building Improvements or the completion of any tenants improvements required by any then existing Lease is threatened by reason of a material adverse change in the financial condition or credit standing of Borrower or, following the Substantial Completion of the Base Building payment of the Indebtedness or performance of the Obligations is threatened by reason of a material adverse change in the financial condition or credit standing of Borrower.

          7.12  Foreclosure of Other Liens:  If the holder of any lien or
                --------------------------
security interest on the Trust Property (without hereby implying Lender's consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          7.13  Event of Default Under Loan Documents:  If an Event of Default
                -------------------------------------
shall occur under any of the Loan Documents.

          7.14  Failure to Complete or Prosecute Construction of Improvements:
                -------------------------------------------------------------
If Completion of the Improvements does not occur on or prior to the Completion Date or if Borrower fails to prosecute with diligence and continuity the construction of the Improvements in accordance with the provisions hereof.

          7.15  Substantial Deviation from Plans:  If Borrower, without prior
                --------------------------------
written consent from Lender, shall deviate in the construction of the Improvements from the Plans previously approved by Lender, except for any Permitted Change, or if defective materials or workmanship shall appear in the Improvements, and has not commenced a cure thereof within five (5) days after notice from Lender or, if the same do not relate to matters which Lender deems to be of an emergency nature, within forty-five (45) days after written notice thereof from Lender.

          7.16  Failure to Keep Permits Effective:  If Borrower shall neglect,
                ---------------------------------
fail or refuse to keep in full force and effect any permit, license, consent or approval required for the construction of the Improvements or otherwise required hereunder, or in the event of a curtailment in availability to the Land or Improvements of utilities or other public services necessary for the full occupancy and utilization of the Improvements for their intended purpose, and has not commenced a cure thereof within five (5) days after notice from Lender or, if the same do not relate to matters which Lender deems to be of an emergency nature, within thirty (30) days after written notice thereof from Lender.

          7.17  Rezoning:  If the Trust Property is rezoned so as to have a
                --------
material adverse effect on Lender's security.

          7.18  Failure to Deposit Funds:  If Borrower shall fail to make any
                ------------------------
deposit of funds required hereunder or under the Deed of Trust, including, but not limited to the Completion Deposit required hereunder, within the time period provided therefor.

          7.19  Failure to Deliver Tax Statements and Receipts:  The failure of
                ----------------------------------------------
Borrower to provide to Lender the tax statements and adequate documentation evidencing payment of taxes as provided for in Paragraph 9.16 herein which failure is not cured within five (5) days after notice of such failure from Lender.

                                   ARTICLE 8

                                    REMEDIES
                                    --------

          8.1   Rights, Remedies and Recourses: Upon the happening of any Event
                ------------------------------
of Default, Lender shall have, in addition to any and all other rights, remedies and recourses available to it under any of the Loan Documents or otherwise available at law or in equity, including specifically, but without limitation, the right to declare immediately due and payable the unpaid advanced principal and unpaid accrued interest on the Note and to foreclose any and all liens and security interests securing the repayment of same, the right (a) to take exclusive possession of the Trust Property, (b) to use any funds of Borrower, including the Completion Deposit (if any) and any sums which may remain unadvanced hereunder, to complete the Improvements, (c) to make such changes in and revisions to the Plans as Lender may deem desirable, (d) to prosecute and defend all actions or proceedings relating to the construction of the Improvements, (e) to pay, settle or compromise all existing bills and claims which are or may be liens against the Trust Property, or may be necessary or desirable for the Completion of the Improvements or the clearance of title, (f) to execute in Borrower's name all applications, certificates and other instruments which may be required by any Construction Contracts, (g) to do any and every act with respect to the construction of the Improvements which Borrower may do in its own behalf, and (h) to employ such contractors, subcontractors, agents, attorneys, architects, accountants, watchmen and inspectors as Lender may deem desirable to accomplish any of the above purposes. For these purposes, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution, which appointment shall be coupled with an interest and irrevocable. All sums expended by Lender for any of the above purposes shall be deemed to be advances hereunder and shall be secured by the Loan Documents.

     8.2  Cessation of Lender's Obligations:  Upon the happening of any such
          ---------------------------------
Event of Default, all obligations of Lender hereunder, including specifically any obligation to advance funds hereunder, shall immediately cease and terminate.

     8.3  Acceleration: Notwithstanding anything to the contrary herein
          ------------
contained or inferable from any provision of this Agreement, upon the happening of an Event of Default as set forth in Paragraphs 7.2 (except as set forth therein), 7.3 (except as set forth therein), 7.6 (except as set forth therein), or 7.7 through 7.14, or 7.16 through 7.19 above, Lender may declare the Principal Balance (defined hereby as meaning the then unpaid principal balance on the Note), the accrued interest and any other accrued but unpaid portion of the Indebtedness to be immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which is expressly waived by Borrower) whereupon the same shall become immediately due and payable, at the option of Lender without notice (except as may be hereinafter provided) or demand, which is hereby expressly waived.

                                   ARTICLE 9

                         GENERAL TERMS AND PROVISIONS
                         ----------------------------

     9.1  Performance at Borrower's Expense: Without in any way limiting
          ---------------------------------
Paragraph 8.1 hereof, Borrower shall pay to Lender immediately upon demand all costs and expenses incurred by Lender in connection with: (a) the preparation of this Agreement and any and all other Loan Documents contemplated hereby (including any amendments hereto or thereto or consents, releases or waivers hereunder or thereunder); (b) the administration of this Agreement and the other Loan Documents for the term of the Note as provided for in the Loan Documents; and (c) the enforcement or satisfaction by Lender of any of Borrower's Obligations under this Agreement or under the Loan Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees incurred in connection with the making of the Loan described in the Loan Documents or the extension of the Maturity Date as provided for in the Note, the cost of engineering and inspection fees, architectural fees, legal fees (including, without limitation, fees for trial, appeal or other proceedings), accounting fees, environmental consultant fees (if any), auditor fees, and the cost to Lender of any documentary taxes, recording fees, brokerage fees, title insurance premiums and title surveys. In addition, Borrower recognizes and agrees that formal written appraisals of the Trust Property by a licensed independent appraiser may be required by federal regulatory reporting requirements on an annual and/or specialized basis and, after the occurrence of an Event of Default, by Lender's internal procedures, and Borrower shall pay such costs if Lender incurs them. Except to the extent that certain of these costs and expenses are included within the definition of Indebtedness, the payment by Borrower of any of these costs and expenses shall not be credited, in any way or to any extent, against any portion of the Indebtedness.

     9.2  Brokerage Fees and Commissions:  Borrower hereby indemnifies Lender
          ------------------------------
from any responsibility and/or liability for the payment of any commission, charge, or brokerage fee which may be payable to any party in connection with the Loan, it being understood that all such charges, if any, will be paid by the Borrower. Lender agrees that it has not engaged any broker in connection with this Loan.

     9.3  Time:  Time is of the essence of this Agreement and each provision
          ----
hereof of which time is an element.

     9.4  Attorneys' Fees:  If Lender finds it necessary to obtain the services
          ---------------
of an attorney to collect all or any portion of the principal of the Note or enforce any of its rights under the Loan Documents, Borrower shall pay such reasonable attorneys' fees (except in connection with the enforcement of its rights under the Loan Documents), whether or not suit is brought, or if brought, prosecuted to judgment.

     9.5  Intentionally Deleted

     9.6  Approval of Lender and Further Assurances:  Except as may be otherwise
          -----------------------------------------
specifically provided in the Loan Documents, all instruments of insurance to be executed and/or delivered to Lender, and all procedures to be taken in connection with this Agreement and the Loan provided for herein, and all persons or parties responsible in any way for the construction of the Improvements pursuant to any of the Construction Contracts or any obligation to be performed hereunder, or under the other Loan Documents, shall be subject to the acceptance of Lender as to form, substance, coverage and identity. Immediately upon request of Lender, Borrower will execute, acknowledge and deliver to Lender such further instruments and do such further acts as Lender may deem necessary to carry out more effectively the purpose of this Agreement or to subject to the liens and security interests of the Loan Documents any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the Trust Property.

     9.7  No Waiver:  Any failure by Lender to insist, or any election by Lender
          ---------
not to insist, upon Borrower's (or any of them) strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof and Lender shall have the right at any time thereafter to insist upon strict performance by Borrower of any and all of same. In particular, no advance by Lender of any Loan proceeds hereunder notwithstanding Borrower's failure to strictly comply with
Article 6 hereinabove shall, in any way, preclude Lender from thereafter declaring such failure to comply to be a default or an Event of Default hereunder as may be provided with respect to such failure.

     9.8  Modification:  This Agreement shall not be amended, waived, discharged
          ------------
or terminated orally but only by an instrument executed by the party against enforcement of the amendment, waiver, discharge or termination is sought.

     9.9  Applicable Law:  This Agreement has been executed under, and shall be
          --------------
construed and enforced in accordance with, the laws of the Commonwealth of Virginia from time to time in effect; except to the extent superseded by United States federal law. This Agreement and all of the Loan Documents are intended to be performed in accordance with and only to the extent permitted by, all applicable Legal Requirements, but the foregoing shall not be construed to limit the terms of the Loan Documents by application of any provision of Borrower's Articles of Incorporation, By-laws, or Partnership, Limited Partnership, Joint Venture, Trust, Articles of Organization, Operating Agreement or other form of business association agreement. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with the applicable law now or hereafter governing the interest payable on the Indebtedness. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Note or under any of the Loan Documents or contracted for, charged, taken, reserved or received with respect to the Indebtedness, or if Lender's exercise of the option herein contained to accelerate the maturity of the Indebtedness, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited to the principal balance of the Note or any other principal indebtedness of Borrower to Lender (or, if the Note and all of such other indebtedness have been paid or would thereby be paid in full, refunded to Borrower), and the provisions of the Note, the Deed of Trust, this Agreement and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to the Indebtedness, if any, for so long as the Indebtedness is outstanding.

     9.10 Severability: If any provision hereof or of any of the other Loan
          -------------
Documents or the application thereof to any person or circumstance shall, for any reasons and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance, nor the remainder of the instrument in which such provisions is contained, shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

     9.11 Rights, Remedies and Recourses Cumulative: All rights, remedies and
          -----------------------------------------
recourses afforded Lender by the Loan Documents or otherwise available at law or in equity, including specifically, but without limitation, those granted by the

Uniform Commercial Code in effect in the Commonwealth of Virginia (a) shall be deemed cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower or anyone else obligated under any or all of the Loan Documents, or against the Trust Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as the occasion therefor shall arise, it being understood by Borrower that the exercise, failure to exercise or election to exercise any of the same shall in no event be construed as a waiver of same or of any other right, remedy or recourse available to Lender, and (d) are intended to be, and shall be, nonexclusive.

     9.12 Successors and Assigns: This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns; provided, however, that Borrower may not assign, transfer or in any way hypothecate its interest in the Loan Documents or the Trust Property (or any portion thereof) without Lender's prior written consent.

     9.13 Notices: All notices or other communications required or permitted to
          -------
be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or sent by Federal Express or other overnight delivery service, or by delivering same in person to the intended addressee, or by prepaid telegram. Notice so mailed shall be effective upon its receipt. For purposes of notice, the addresses of the parties shall be as set forth below, provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of fifteen
(15) business days' notice to the other party in the manner set forth hereinabove.

     Borrower:      Saul Holdings Limited Partnership
                    c/o Saul Centers, Inc.
                    8401 Connecticut Avenue
                    Chevy Chase, MD 20815
                    Attention:  Chief Financial Officer

     With copy to:  Shaw, Pittman, Potts & Trowbridge
                    2300 N Street, N.W.
                    Washington, DC 20037
                    Attention:  Sheldon J. Weisel, Esq.


     Lender:        Wells Fargo Bank, National Association
                    Real Estate Group
                    Suite 420
                    2020 K Street, N.W.
                    Washington, D.C. 20006
                    Attention:  Loan Administration Manager

     With copy to:  Wells Fargo Bank, National Association
                    Real Estate Group
                    420 Montgomery Street
                    San Francisco, California 94111
                    Attention: Chief Credit Officer

     9.14 Assignments and Participations: Lender may, at any time, sell,
          ------------------------------
transfer, assign or grant participations in any Loan or in any Loan Documents that Borrower or the partners or joint venturers of Borrower have entered into, executed, or granted in favor of Lender, and Lender may forward to each participant and prospective participant all documents and information relating to any such Loan, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable.

     9.15 Lender's Right to Perform the Obligations: If Borrower shall fail,
          -----------------------------------------
refuse or neglect to make any payment or perform any act required by the Loan Documents, then Lender at any time thereafter and in any circumstance where Lender determines that an emergency exists with simultaneous or prompt notice thereafter to or demand upon Borrower and in other circumstances with notice to Borrower and Borrowers' failure to cure such failure, refusal or neglect within thirty (30) days of such notice, and without waiving or releasing any other right, remedy or recourse Lender may have because of same, may (but shall not be obligated to) make such payment or perform such act for the account of and the expense of Borrower, and shall have the right to enter the Land and Improvements for such purpose and to take all such action thereon and with respect to the Trust Property as it may deem necessary or appropriate and Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which appointment shall be deemed coupled with an interest, to take the actions described in this paragraph. If Lender shall elect to pay any statement, invoice, tax bill or other sums due with reference to the Trust Property, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Paragraph 9.15 or pursuant to any other provision in the Loan Documents, except those due to Lender's gross negligence or willful misconduct. All sums paid by Lender pursuant to this Paragraph 9.15, together with all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate (as defined in the Note) from the date of such payment or expenditure, shall constitute advances on and additions to the Indebtedness, shall be secured by the Loan

Documents and shall be paid by Borrower to Lender upon demand. Prior payment by Lender shall not be a condition precedent to the obligations of Borrower under this indemnity.

     9.16 Taxes and Assessments. Subject to Borrower's right to contest as
          ---------------------
provided for under the Loan Documents, Borrower shall submit to Lender copies of tax statements and adequate documentation evidencing the due and punctual payment of all real estate and personal property taxes, charges and assessments levied or imposed upon the Trust Property on or before ten (10) days of the due date of any such taxes.

     9.17 Waiver of Right to Trial By Jury.  Each party to this Agreement
          --------------------------------
hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (1) arising under this Agreement or any other instrument, document or agreement executed or delivered in connection therewith, or (2) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Assignment may file an original counterpart or a copy of this paragraph with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

     9.18 Headings: The captions hereof are inserted for convenience of
          --------
reference only and shall in no way alter, modify or define, or be used in construing the text of this Agreement.

     9.19 Supplement to Deed of Trust: The provisions of this Agreement are
          ---------------------------
not intended to supersede the provisions of the Deed of Trust but shall be construed as supplemental thereto. In the event of any inconsistency between the provisions hereof and those of the Deed of Trust, other than the selection of laws provision, this Agreement shall be controlling. This Agreement shall remain in effect until the Indebtedness has been paid in full.

     9.20 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall have the force and effect of an original, and all of which shall constitute but one document.

     EXECUTED under seal as of the date first above written.


WITNESS/ATTEST:               BORROWER:
                              SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership

[CORPORATE SEAL]              By: Saul Centers, Inc., a Maryland corporation
                                  General Partner



__________________________    By: /s/
                                  ---------------------------------
                                  B. Francis Saul II
                                  Chairman

[CORPORATE SEAL]              SAUL CENTERS, INC., a Maryland corporation



                              By: /s/
__________________________        ---------------------------------------
                                  B. Francis Saul II
                                  Chairman


                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION, a national banking association


__________________________    By: /s/
                                  ---------------------------------------
                                  Christopher J. Jordan
                                  Senior Vice President

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------


All that certain property located in the City of Alexandria, Virginia, more particularly described as follows:

All that entire square of ground located in the City of Alexandria, Virginia bounded by Washington, St. Asaph, Pendleton and Wythe Streets.

                                   EXHIBIT B
                                   ---------

                             DISBURSEMENT SCHEDULE
                             ---------------------

A.   TIMING OF DISBURSEMENTS. Unless another provision of this Agreement
     -----------------------
specifies otherwise, Borrower shall submit to Lender, not more frequently than monthly, a Disbursement Request and a written itemized statement ("Progress Certificate and Request for Payment Form") attached hereto, signed by Borrower setting forth:

     1. The total amount incurred, expended and/or due for each requested item less prior disbursements; and

     2. A description of the work performed, material supplied and/or costs incurred or due with respect to each item for which disbursement is requested.

Each Disbursement Request submitted by Borrower shall constitute a representation and warranty by Borrower to Lender that Borrower is in compliance with all the conditions precedent as specified in Article 6 of this Agreement.

B.   LENDER'S RIGHT TO CONDITION DISBURSEMENTS. Lender shall have the right to
     -----------------------------------------
condition any disbursement upon Lender's receipt and approval of the following:

     1. Architect's, inspector's and/or engineer's periodic certifications of the percentage and/or stage of construction that has been completed and requirements based upon any such architect's, inspectors' and/or engineer's periodic, physical inspection of the Trust Property and Improvements;

     2. Borrower's compliance with the provisions of Article 6 of this Agreement.

The foregoing requirements shall apply to each of the disbursement categories described in "C" below.

C.   LOAN PROCEEDS ALLOCATION. The Loan proceeds in the maximum amount of
     ------------------------
$38,000,000.00 shall be disbursed as follows:

     1.   INITIAL DISBURSEMENT. Upon recordation of the Deed of Trust and
          --------------------
delivery to Lender of the documents required under Paragraph 6.3 of this Agreement, except as set forth in Exhibit D, Lender shall disburse the approximate sum of $805,812.00 as indicated below:

     (a) The sum of $256,750.00 shall be disbursed to Lender representing the loan fee;

     (b) The sum of $81,900.00 shall be disbursed to Commercial Settlements, Inc. representing the title and recording charges;

     (c) The sum of $425.00 shall be disbursed to Lender representing reimbursement for the environmental review fee;

     (d) The sum of $12,000.00 shall be disbursed to Lender representing reimbursement for the Appraisal and Appraisal review fee;

     (e) The sum of $38,370.00 shall be disbursed to Commercial Settlements, Inc. representing the legal fees to be reimbursed to Wilkes, Artis, Hedrick & Lane;

     (f)  The sum of $322,071.00 shall be disbursed to Commercial
Settlements, Inc. for reimbursement to Borrower of Architectural and Engineering Costs.

     (g) The sum of $9,363.00 shall be disbursed to Commercial Settlements, Inc. for reimbursement to Borrower of Marketing Costs.

     (h) The sum of $84,933.00 shall be disbursed to Commercial Settlements, Inc. for reimbursement to Borrower of Operating Costs.

      2.   FUTURE DISBURSEMENTS. The balance of the Loan's proceeds in the
           --------------------
approximate amount of $37,194,188.00 shall be disbursed as follows:

          (a) CONSTRUCTION COSTS. In no event shall the aggregate of the
              ------------------
disbursements under this Paragraph 2(a) exceed the total sum of $20,000,700.00. If the aggregate actual costs are more or less than the maximum amount hereunder, then such additional excess amount may be reallocated from or to Paragraph C.2(k) Hard Cost Contingency Reserve, upon Lender's approval.

             (1) Upon request of Borrower, Lender shall make disbursements to Borrower for the cost of work completed on the Improvements, which total costs are itemized in the Progress Certificate and Request for Payment Form. Such disbursement shall be in the amount of 95% of the aggregate amount of additional invoices, vouchers, statements, affidavits, payroll records and/or other documents approved by Lender, or previously submitted to Lender, which together substantiate costs incurred on the project to justify such an advance, as of the date of the Disbursement Request. Such disbursement shall be made upon delivery to Lender of the above documents, less prior disbursements, but in no event shall the aggregate of such disbursements hereunder exceed the sum of $19,000,665.00.

             (2) The five percent (5%) of costs not disbursed under this Paragraph C.2(a)(1) above in the aggregate amount of $1,000,035.00 shall be disbursed to Borrower when the conditions of Paragraph E of this Exhibit B
                                                                 ---------
Agreement have been fully complied with.

          (b) TENANT IMPROVEMENT COSTS. Proceeds for tenant improvements shall
              ------------------------
be disbursed in the same manner as provided for in

Paragraph 2(a) above, except that the aggregate of such payments to Borrower shall not exceed the sum of $6,405,000.00. Lender may require receipt and approval of a cost breakdown, final Plans and specifications and leases. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(k) Hard Cost Contingency Reserve, upon Lender's approval.

          (c) SITEWORK. The sum of $3,999,300.00 representing sitework shall be
              --------
disbursed to Borrower upon Borrower's written request and approval by Lender. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(k) Hard Cost Contingency Reserve, upon Lender's approval.

          (d) PROMOTION AND ADVERTISING. The sum of $90,637.00 representing
              -------------------------
Promotion and Advertising shall be disbursed to Borrower upon Borrower's written request accompanied by such invoices, statements and other supporting evidence, as Lender may require, and upon Lender's approval. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(l) Soft Cost Contingency Reserve, upon Lender's approval.

          (e) OPERATING COST. The sum of $115,067.00 representing Operating Cost
              --------------
shall be disbursed to Borrower upon Borrower's written request and approval by Lender. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(k) Soft Cost Contingency Reserve, upon Lender's approval.

          (f) LEGAL FEES. The sum of $78,630.00 representing Legal Fees shall be
              ----------
disbursed upon receipt of invoices, statements and other supporting evidence, as Lender may require, and upon Lender's approval. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(l) Soft Cost Contingency Reserve, upon Lender's approval.

          (g) ARCHITECT AND ENGINEERING. The sum of $776,929.00 representing
              -------------------------
Architect and Engineering Fees shall be disbursed to Borrower upon Borrower's written request accompanied by such invoices, statements and other supporting evidence, as Lender may require, and upon Lender's approval. If the actual costs are more or less than the maximum amount hereunder, then such additional or excess amount may be reallocated from or to Paragraph C.2(k) Soft Cost Contingency Reserve, upon Lender's approval.

          (h) GOVERNMENT FEES.  The sum of $637,000.00, representing fees
              ---------------
payable to applicable governmental authorities in connection with the construction of the Improvements, shall be disbursed upon receipt of invoice statements and other supporting evidence, as Lender may require, and upon Lender's approval. If the actual costs are more or less than the maximum amount hereunder, then such additional excess amount may be reallocated from or to Paragraph C.2(l) Soft Cost Contingency Reserve.

          (i) COMMISSION EXPENSES.  The sum of $1,955,675.00, representing
              -------------------
commissions, shall be disbursed upon receipt of invoice statements and other supporting evidence, as Lender may require, and upon Lender's approval. If the actual costs are more or less than the maximum amount hereunder, then such additional excess amount may be reallocated from or to Paragraph C.2(l) Soft Cost Contingency Reserve.

          (j) INTEREST RESERVE.  Lender is hereby authorized to disburse from
              ----------------
time to time, by charging the loan account, on the interest payment dates specified in the Note, amounts equal to any unpaid interest then due Lender after Borrower's application of the Net Income, as defined below, for the payment of interest due Lender, as specified in the Note. In no event shall the disbursed amounts hereunder exceed the aggregate amount of $1,548,514.00.

"Net Income" shall be defined as all cash income derived by Borrower in any manner from the Property and/or Improvements minus all cash costs and expenses
                                             -----
associated with the Property and/or Improvements.

Lender shall provide the Borrower with a monthly statement showing the amount of interest so charged. Upon full disbursement of the Interest Reserve allocation, Borrower shall make full interest payments directly to Lender in accordance with the provisions of the Note and shall not be entitled to any further disbursements to pay such interest.

          (k) HARD COST CONTINGENCY RESERVE. The Loan proceeds in the
              -----------------------------
approximate sum of $1,468,048.00 together with any amounts not otherwise disbursed for specific purposes set forth in this Disbursement Schedule, shall be disbursed for inspection fees, miscellaneous expenses, or any other expenses related to the construction of the Improvements or the Loan upon request of Borrower and approval of Lender. Any amount in the Hard Cost Contingency Reserve reallocated to such other specific category set forth in this Disbursement Schedule, as Borrower shall request in writing and Lender shall approve, will be disbursed in accordance with the paragraph governing such specific purpose.

          (l) SOFT COST CONTINGENCY RESERVE. The balance of the Loan proceeds in
              -----------------------------
the approximate sum of $118,688.00 together with any amounts not otherwise disbursed for specific purposes set forth in this Disbursement Schedule, shall be disbursed for miscellaneous expenses, or interest due on the interest payment date specified in the Note, any other expenses related to the Loan upon request of Borrower and approval of Lender. Any amount in the Soft Cost Contingency Reserve reallocated to such other specific category set forth in this Disbursement Schedule, as Borrower shall request in writing and Lender shall approve, will be disbursed for items set forth in Paragraphs C.2(d) through C.2(i).

D.   LOAN PROCEEDS WITHHOLDING. Lender may withhold from a disbursement, or on
     -------------------------
account of subsequently discovered evidence withhold from a later disbursement under this Agreement, or require Borrower to repay to Lender the whole or any part of any earlier payment to Borrower, to such extent as may be necessary to protect Lender from loss on account of (1) defective work not remedied or this Agreement or Disbursement Schedule requirements not performed, (2) liens filed or reasonable evidence indicating probable filing of liens, (3) failure of Borrower to make payments to subcontractors for material or labor or (4) a reasonable doubt that the construction can be completed with the balance of Loan proceeds then undisbursed. When all such grounds are removed, payment shall be made of any amount so withheld because of them.

E.   FINAL ADVANCE FOR BASE BUILDING IMPROVEMENTS. The final advance for the
     --------------------------------------------
Base Building Improvements (including retainage) shall not be made until thirty
(30) calendar days after the later of the date of Substantial Completion (as defined herein), or if required by Lender, the date on which an affidavit of completion has been recorded. In the case of each such draw request, Lender shall have received the following as additional conditions precedent to the requested advance, all relating to the Base Building:

     (1) A certificate from Borrower's contractor certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans;

     (2) Certificates from the architect and engineer, and, if required by Lender, from the Independent Inspecting Architect, certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all laws and governmental requirements;

     (3) Two (2) sets of detailed "as built" Plans approved in writing by Borrower, Borrower's architect, and each contractor;

     (4) Final affidavits (in a form approved by Lender) from Borrower's architect, engineer, and each contractor certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by Lender) by (A) Borrower's architect, engineer and contractor and (B) all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Trust Property, whose contracts exceed $1,000,000.00;

     (5) An endorsement to the Title Insurance to remove any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to Lender, and with such other endorsements required by Lender;

     (6) Evidence satisfactory to Lender that all laws and governmental requirements have been satisfied, including receipt by Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to Lender that all such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled or modified; and

     (7) Three (3) copies of a final as-built survey satisfactory to Lender.

F.  FINAL ADVANCE FOR TENANT IMPROVEMENTS. The final advance for the tenant
    -------------------------------------
improvements (including retainage) for each tenant space shall not be made until thirty (30) calendar days after the date of substantial completion of such tenant improvements. In the case of each such draw request, Lender shall have received the following as additional conditions precedent to the requested advance, all relating to such tenant improvements:

     (1) A certificate from the contractor certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans;

     (2) Certificates from the architect and engineer for such tenant improvements, and, if required by Lender, from the Independent Inspecting Architect, certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all laws and governmental requirements;

     (3) Two (2) sets of detailed "as built" Plans approved in writing by Borrower, the architect for the Improvements, and each contractor;

     (4) Final affidavits (in a form approved by Lender) from the architect and engineer for such tenant improvements, and each Construction Contractor certifying that each of them and their subcontractors, laborers, and materialmen has been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by Lender) by (A) the architect and engineer for such tenant improvements and contractor and (B) all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Trust Property in respect of the Improvements, whose contracts exceed $1,000,000.00;

     (5) An endorsement to the Title Insurance to remove any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to Lender, and with such other endorsements required by Lender;

     (6) Evidence satisfactory to Lender that all laws and governmental requirements have been satisfied, including receipt by Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy, if obtainable based on the tenant improvements being funded) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to Lender that all such licenses, certificates, and permits with respect to the Improvements are in full force and effect and have not been revoked, canceled or modified; and

     (7) An estoppel certificate, in the form approved by Lender, from the tenant demising such space that such tenant has approved the completed Improvements.

G.  SUPPLEMENTAL ADVANCE.  In the event that Borrower shall have completed the
    --------------------
Improvements, including without limitation all tenant improvements and all costs and expenses payable in respect thereto shall have been paid and Lender shall determine that no other funds are necessary for the Improvements or the leasing or payment of costs thereof or interest accruing on the Loan, Lender may in its sole discretion, upon the request of Borrower, and subject to the other provisions of this Exhibit B and the Agreement as to advances, advance to
                   ---------
Borrower any part of or all of the amount of the Loan remaining undisbursed, but Lender shall have no obligation to do so.

                                   EXHIBIT C

                             DISBURSEMENT REQUEST

                                                                    Loan #______
                                                                 Request #______

Date: __________________________________________________________________________

Borrower: ______________________________________________________________________

Contractor: ____________________________________________________________________

Total Loan Amount:  ____________________________________________________________

Request made under (e.g., Building/Construction Loan Agreement Dated: __________
________________________________________________________________________________

Description of Work/Stage Draw: ________________________________________

Period from _________________________ to ___________________________________

Disburse funds by / wire to: or / check to: __________________________________
_______________________________________________________________________________

A request is hereby made for payment of the sum indicated below which we believe to be payable in accordance with the Loan Agreement referred to above between Borrower and Lender. Following is a summary of the payment requested, more detail being provided in the attached PROGRESS CERTIFICATE & REQUEST FOR PAYMENT.

Original Construction Cost (col. 1)        $____________________
Total Adjusted Change Orders (col. 2 & 3)  $____________________
Revised Construction Cost (col.4)          $____________________

                               PAYMENT REQUESTED

Construction Items:
     Total Completed to Date (col. 5)      $___________________
     Less Retention, If Any (col.6)        $___________________
     Total Available For Payment           $___________________
     Less Previous Payments (col.7)        $___________________

Amount Now Due (col.8)                     $___________________
Non Construction Items:                    $___________________
TOTAL OF THIS REQUEST: (Const.&Non-Const.-col.8)    $___________________

Total Disbursed to Date, Including This Request:    $____________________
Total Undisbursed:                                  $____________________

===============================================================================

WELLS FARGO BANK USE ONLY

Date Rec'd Disb. Dept:  _________        WFRA#_________  $___________________
Title Bringdown:  ___________      WFMET#  _________     $___________________
Inspection:  __________            WFMCO ________        $___________________
Insurance Report Form:  ____________    BMcG__________   $___________________
Other:_________          WFB_____________                $___________________
Borrower Notified:_____________      OTHER_________      $___________________
Copies Sent:___________          TOTAL:_________         $___________________
===============================================================================

                               EXPRESS MAIL TO:
                 The Appropriate Regional Office and Inspector
                                      or
                               WELLS FARGO BANK
                            DISBURSEMENT DEPARTMENT
                          EL SEGUNDO NOTE OPERATIONS
                            1960 EAST GRAND AVENUE
                         EL SEGUNDO, CALIFORNIA 90245

Borrower and Contractor represent and warrant that (1) all representations and warranties of Borrower contained in the Loan Documents are true and correct as of the date hereof; (2) construction of the Improvements to the date of this request have been performed substantially in accordance with the Plans and specifications submitted to Lender; (3) there have been no material change orders (any change order which is not a Permitted Change is material) which have not been approved by Lender; (4) there is no default under the Loan Agreement or the Construction Contract; (5) all governmental licenses and permits required for the Improvements have been obtained and are effective; (6) for value received, the undersigned hereby waives all rights to and claims for a lien on the land described in the Loan Agreement and warrants that all payments required by reason of the work referred to above and due to subcontractors, laborers and materialmen and any others having mechanic's lien rights have been made or will be made upon receipt of the requested funds, and each of them have waived, or will waive, their lien rights for the period covered by this application for payment as of ___________, 19__, except amounts retained pursuant to the terms of the Construction Contract and only as to any amount as is specifically noted in the Progress Certificate and Request for Payment (col. 8) attached.

Borrower represents and warrants that (1) the amount requested for non-construction items represents the actual dollar for dollar amounts expended or to be expended as soon as possible after receipt of this disbursement for the items indicated, and (2) all amounts previously disbursed for non-construction items have been paid by Borrower for the items indicated in previous disbursement requests.

                                       BORROWER ___________________________
                                                      Authorized Signatory



                                       CONTRACTOR _________________________
                                                      Authorized Signatory

              APPLICATION FOR APPROVAL OF ADVANCE BY LOAN OFFICER

================================================================================
 WELLS FARGO BANK USE ONLY
 To:  Disbursement Department

 The Borrower's Application for advance of construction loan proceeds has been reviewed by me and I hereby approve the Request / / without change / / with change indicated below.

________________________________________________________________________________
  COMMENTS: ____________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________
 _______________________________________________________________________________

 Date __________________________     Signed           __________________________
                                                      (Loan Officer)

================================================================================
 To:  Accounting Department

 You are hereby authorized to disburse $__________ as directed on the reverse hereof.

 Date ______________________    Signed     _____________________________________
                                           (Disbursement Officer or Inspector)

================================================================================
Date Disbursed:   ______________________________________________________________
Time:             ______________________________________________________________
Method:           ______________________________________________________________
Signed:           ______________________________________________________________
                              (Accounting Dept.)

                                   EXHIBIT D

                  DOCUMENTS TO BE SUBMITTED PRIOR TO ADVANCE
                          IN EXCESS OF $3,000,000.00


     (a)       the General Contract;

     (b)       the Plans which have been approved by Lender;

     (c) a certificate from the Architect, and the Independent Inspecting Architect, stating that the Plans have been approved by him or them and that the Construction Contracts are acceptable to him or them and satisfactorily provide for the construction of the Improvements;

     (d) a copy of the agreement between Borrower and the Architect with respect to the Improvements, and any and all existing or future extensions, renewals, modifications, amendments thereto (the "Architect's Contract") and a certificate from the Architect with respect to legal, zoning, architectural barriers and other requirements concerning the property and the Improvements (the "Architect's Certificate");

     (e) the consent of the Architect to the assignment to Lender of all of Borrower's right, title and interest in and to the Architect's Contract and in and to the Plans and to Lender's use thereof, and the agreement of the Architect to perform certain services for Lender at Lender's request;

     (f) a copy of any engineering agreements or development agreement/asset management agreement;

     (g) consents to the assignment of any engineering agreements and, the General Contractor's agreement;

     (h)       a project cost analysis by the Independent Inspecting Architect;

     (i)       a copy of all building and excavation permits;

     (j) a copy of the certificate of builder's risk insurance, which coverage is subject to Lender's approval;

     (k) an approved site plan and/or a subdivision plat, as applicable, of the Land;

     (l)       copy of utility letters to the extent available;

     (m) Borrower, Architect and, if Lender requests, the Independent Inspecting Architect have executed and delivered to Lender the Disbursement

Request Form attached hereto as Exhibit C or in such other form acceptable to Lender certifying in acceptable detail the expenditures made or expenses incurred by Borrower for which Borrower seeks Lender disbursement of Loan proceeds, with such supporting data as Lender may require, and that the amount requested represents sums actually spent or indebtedness actually incurred; and

     (n) assignments of the Architect's Contract, Plan, Permits and approval, General Contractor's agreement, and engineering agreements, which assignments shall be in a form reasonably acceptable to Lender.